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                                                                   Exhibit 10(l)



                    THE DIAL CORPORATION AMENDED AND RESTATED
                      MANAGEMENT DEFERRED COMPENSATION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)
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                                TABLE OF CONTENTS

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ARTICLE 1  Purpose...............................................................................................     1

ARTICLE 2  Definitions...........................................................................................     1

ARTICLE 3  Deferral Elections of Base Salary and Incentive Awards................................................     6

    3.1  Deferral Election.......................................................................................     6
    3.2  Timing of Deferral Elections............................................................................     7
    3.3  Crediting Elections.....................................................................................     7
    3.4  Irrevocability..........................................................................................     7
    3.5  Cessation of Deferral Elections.........................................................................     7
    3.6  Return to Work Following Disability or Leave of Absence.................................................     7
    3.7  Initial Plan Year.......................................................................................     7

ARTICLE 4  Treatment of Deferral Amounts.........................................................................     8

    4.1  Crediting of Memorandum Accounts........................................................................     8
    4.2  Investment of Cash Accounts.............................................................................     8
    4.3  Transfer Among Investment Choices.......................................................................     8
    4.4  Stock Unit Dividend Equivalent Rights...................................................................     8
    4.5  Vesting.................................................................................................     9
    4.6  Reports.................................................................................................     9
    4.7  Treatment of Prior Accounts.............................................................................     9
    4.8  Treatment of Account Balances Relating to Prior Accounts and 1998 Deferral Amounts......................    10

ARTICLE 5  Management Stock Unit Purchase Program................................................................    10

    5.1  Purpose.................................................................................................    10
    5.2  Stock Unit Accounts.....................................................................................    10
    5.3  Conversion to Stock Units...............................................................................    10
    5.4  Vesting in Stock Units..................................................................................    11
    5.5  Forfeiture and Accelerated Vesting of Matching Stock Units..............................................    11
    5.6  Dividend Equivalent Rights..............................................................................    11
    5.7  Continuation of Discounted Stock Unit Purchase..........................................................    11

ARTICLE 6  Payment of Account Balances...........................................................................    11

    6.1  Form of Payment.........................................................................................    11
    6.2  Payment Method Elections................................................................................    12
    6.3  Exception to Termination Payment Method.................................................................    12
    6.4  Exception for Disability of Participant.................................................................    13
    6.5  Exception for Death of Participant......................................................................    13
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    6.6  Exception for Unforeseeable Financial Emergency.........................................................    13
    6.7  Exception for Section 162(m) of the Code................................................................    13
    6.8  Exception for Section 16 of the Exchange Act............................................................    14
    6.9  Short-Term Payout.......................................................................................    14
    6.10  Withdrawal Election....................................................................................    14
    6.11  Effect of Section 280G of the Code.....................................................................    14
    6.12  Timing of Payments.....................................................................................    15
    6.13  Valuation of Account Balances..........................................................................    15
    6.14  Proration of Payments..................................................................................    15

ARTICLE 7  Administration........................................................................................    16

    7.1  Plan Administrator......................................................................................    16
    7.2  Delegation to Management Committee and Chief Executive Officer..........................................    16
    7.3  General Powers and Responsibilities of Plan Administrator...............................................    16
    7.4  Action of Plan Administrator............................................................................    16
    7.5  Liability...............................................................................................    17
    7.6  Indemnification of Plan Administrator...................................................................    17
    7.7  Administration Upon Change in Control...................................................................    17
    7.8  Employer Information....................................................................................    17

ARTICLE 8  Beneficiary Designation...............................................................................    18

    8.1  Beneficiary.............................................................................................    18
    8.2  Change of Beneficiary; Spousal Consent..................................................................    18
    8.3  Acknowledgment..........................................................................................    18
    8.4  No Beneficiary Designation..............................................................................    18
    8.5  Doubt as to Beneficiary.................................................................................    18

ARTICLE 9  Amendment and Termination of the Plan.................................................................    18

    9.1  Termination of the Plan.................................................................................    18
    9.2  Amendment of the Plan...................................................................................    19
    9.3  Effect of Payment.......................................................................................    19

ARTICLE 10  Claims Procedures....................................................................................    20

    10.1  Presentation of Claim..................................................................................    20
    10.2  Notification of Decision...............................................................................    20
    10.3  Review of a Denied Claim...............................................................................    20
    10.4  Decision on Review.....................................................................................    20
    10.5  Legal Action...........................................................................................    20

ARTICLE 11  Funding .............................................................................................    21

    11.1  Establishment of the Trust.............................................................................    21
    11.2  Interrelationship of the Plan and the Trust............................................................    21
    11.3  Distributions from the Trust...........................................................................    21
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ARTICLE 12  Miscellaneous........................................................................................    21

    12.1  Status of Plan.........................................................................................    21
    12.2  Unsecured General Creditor.............................................................................    21
    12.3  Assets.................................................................................................    21
    12.4  Company Liability......................................................................................    22
    12.5  Nonassignability.......................................................................................    22
    12.6  Not a Contract of Employment...........................................................................    22
    12.7  Furnishing Information.................................................................................    22
    12.8  Terms..................................................................................................    22
    12.9  Captions...............................................................................................    22
    12.10  Governing Law.........................................................................................    22
    12.11  Notice................................................................................................    22
    12.12  Successors............................................................................................    23
    12.13  Spouse's Interest.....................................................................................    23
    12.14  Reformation and Severability..........................................................................    23
    12.15  Incompetence..........................................................................................    23
    12.16  Court Order...........................................................................................    24
    12.17  Distribution in the Event of Taxation.................................................................    24
    12.18  Taxes.................................................................................................    24
    12.19  Insurance.............................................................................................    24
    12.20  Maximum Number of Shares of Common Stock Authorized...................................................    24
    12.21  Litigation To Enforce Rights After Change in Control..................................................    25
    12.22  Effect of the Plan....................................................................................    25

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                    THE DIAL CORPORATION AMENDED AND RESTATED
                      MANAGEMENT DEFERRED COMPENSATION PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)


                                    ARTICLE 1
                                     PURPOSE

         The purpose of this Amended and Restated Management Deferred Compensation Plan is to provide a select group of key management employees of The Dial Corporation and designated subsidiaries and affiliates the opportunity to defer receipt of Base Salary and Incentive Awards to which they are entitled while the Plan is in effect. The Plan is intended to be an unfunded nonqualified deferred compensation plan maintained for "a select group of management or highly compensated employees," as that phrase is used in Title I of ERISA, and shall be construed and administered accordingly.

                                    ARTICLE 2
                                   DEFINITIONS

         For purposes of the Plan, the following terms shall have the following meanings:

         "1998 DEFERRAL AMOUNT" shall mean the portion of a Participant's Cash Account and Stock Unit Account which are allocable to his or her Deferral Amount deferred in the 1998 Plan Year.

         "ACCOUNT BALANCES" shall mean the sum of the balances of a Participant's Cash Account, Stock Unit Account and Prior Account.

         "ALLOCATION DATE" shall mean the date on which all or a portion of a Participant's Deferral Amount is credited to his or her Cash Account or Stock Unit Account, which shall be the date on which such Deferral Amount (or portion thereof) would have been paid to the Participant if the Participant had not made a Deferral Election; provided, however, that, if such date is not a business day, the Allocation Date shall be the immediately preceding business day; and provided, further, that, if there is a business day on which the Fair Market Value of the Common Stock or the fair value of any applicable Investment Choices cannot be readily determined, the Allocation Date as to the Common Stock or any such Investment Choice shall be the immediately preceding business day on which the applicable value or values can be readily determined.
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         "ANNUAL INSTALLMENT" shall mean any installment payment required to be paid to a Participant, the amount of each of which shall be determined by multiplying each Account Balance as of the Valuation Date immediately preceding the date of the Annual Installment by a fraction, the numerator of which shall be one (1) and the denominator of which shall be the number of Annual Installments remaining to be paid to the Participant.

         "BASE SALARY" shall mean a Participant's regular base salary for a Plan Year (excluding Incentive Awards or other incentive compensation) payable by an Employer to a Participant, before reduction pursuant to the Plan or any other plan or arrangement of the Employer.

         "BASIC STOCK UNITS" shall have the meaning set forth in Section 5.4 of
Article 5.

         "BENEFICIARY" shall mean the person or persons designated by a Participant in accordance with Article 8 to receive payments under the Plan following the death of the Participant.

         "BOARD" shall mean the Board of Directors of the Company.

         "CASH ACCOUNT" shall mean a memorandum account established on the books of the Company on behalf of a Participant, into which shall be credited an amount of cash pursuant to Article 4, in accordance with the Participant's Deferral Elections.

         "CAUSE" shall mean (i) the conviction of a Participant for committing a felony under federal law or the law of the state in which such action occurred,
(ii) material dishonesty in the course of fulfilling a Participant's employment duties, (iii) willful and deliberate failure on the part of a Participant to perform his employment duties in any material respect or (iv) such other events as shall be determined by the Plan Administrator.

         "CHANGE IN CAPITALIZATION" shall have the meaning set forth in Section
4.4 of Article 4.

         "CHANGE IN CONTROL" shall have the meaning set forth in Appendix A.

         "CHANGE IN CONTROL PAYMENT METHOD" shall mean the manner in which a Participant's Account Balances are paid to a Participant following a Change in Control in accordance with the Participant's election, such manner to be either
(i) a lump sum upon a Change in Control or (ii) a lump sum upon termination for any reason following a Change in Control; provided, that, if a Participant does not elect a Change in Control Payment Method, the Participant's other Payment Methods shall remain in effect following a Change in Control.

         "CLAIMANT" shall have the meaning set forth in Section 10.1 of Article 10.

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         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean the Executive Compensation Committee of the Company; provided, that if the Committee shall cease to be composed of at least two "Non-Employee Directors" as defined in Rule 16b-3(b) of the Exchange Act, "Committee" shall mean two individuals, each of whom is a "Non-Employee Director."

         "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

         "COMPANY" shall mean The Dial Corporation, a Delaware corporation, and any successor thereto.

         "CREDITING ELECTION" shall mean a Participant's timely election as to the crediting of the Participant's Deferral Amount for a Plan Year pursuant to
Section 3.3.

         "DEFERRAL AMOUNT" shall mean a specified percentage or specified dollar amount of Base Salary or Incentive Awards elected by a Participant to be deferred in a Plan Year.

         "DEFERRAL ELECTION" shall mean a Participant's timely election of a Deferral Amount pursuant to Article 3.

         "DEFERRAL ELECTION FORM" shall mean the form that a Participant must submit to the Plan Administrator documenting his or her Deferral Election.

         "DEFERRED COMPENSATION ACCOUNTS" shall mean a Participant's Cash Account, Stock Unit Account, and Prior Account, as applicable.

         "DISABILITY" shall mean a condition as a result of which a Participant qualifies for permanent disability benefits under the Company's long-term disability plan (or would qualify for such benefits, if the Participant is not a participant in such plan) as determined by the Plan Administrator.

         The "DISCOUNT" applicable to the conversion of cash to Stock Units on an Allocation Date shall be a percentage of the Fair Market Value of a share of Common Stock on such Allocation Date, as determined in the sole discretion of the Committee.

         "ELIGIBLE EMPLOYEE" shall mean an employee of an Employer in a management position who is designated from time to time by the Plan Administrator to be eligible for participation in the Plan; provided, however, that no such employee shall be eligible to participate in the Plan in a Plan Year if the Plan Administrator shall determine that the employee could acquire under the Plan more than 1,000,000 shares of Common Stock.

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         "EMPLOYER" shall mean the Company and any subsidiary or affiliate of the Company which is an employer of one or more employees who are Participants in the Plan.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" on any date shall mean the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national exchange on which the Common Stock is listed or on the NASDAQ National Market System or on NASDAQ or, if there is no regular public trading market for the Common Stock, as determined by the Committee in good faith.

         "INCENTIVE AWARD" shall mean an award to a Participant pursuant to the Company's Annual Incentive Plan or Sales Incentive Plan.

         "INVESTMENT CHOICES" shall mean the reference investment vehicles made available by the Plan Administrator from time to time in which Participants' Deferral Amounts will be deemed to be invested pursuant to Section 4.2 of
Article 4.

         "LEAVE OF ABSENCE" shall mean a paid or unpaid break in the service of a Participant as an employee of his or her Employer with the approval of the Plan Administrator.

         "MANAGEMENT STOCK UNIT PURCHASE PROGRAM" shall mean the program by which Deferral Amounts are credited as Stock Units to a Stock Unit Account maintained for the benefit of a Participant, as set forth in Article 5.

         "MATCHING STOCK UNITS" shall have the meaning set forth in Section 5.4 of Article 5.

         "PARTICIPANT" shall mean any Eligible Employee who makes a Deferral Election pursuant to Section 3.1 of Article 3 and for whom one or more Deferred Compensation Accounts are maintained under the Plan.

         "PAYMENT METHOD" shall mean any of a Participant's Change in Control Payment Method, Retirement Payment Method, Survivor Payment Method and Termination Payment Method.

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         "PLAN" shall mean The Dial Corporation Amended and Restated Management
Deferred Compensation Plan (As Amended and Restated Effective January 1, 2002), as such Plan may be amended from time to time.

         "PLAN ADMINISTRATOR" shall mean the Committee or such committee to which or person to whom the Committee delegates its powers and duties under the Plan, as set forth in Section 7.2 of Article 7, or, upon and following a Change in Control, one or more persons selected pursuant to Section 7.7 of Article 7.

         "PLAN YEAR" shall mean the calendar year.

         "PRIOR ACCOUNT" shall mean the amounts in a Participant's deferred compensation accounts (under the terms of The Dial Corporation Deferred Compensation Plan) as of December 31, 1997.

         "RETIREMENT" shall mean termination of employment of a Participant upon or following the date on which (i) the Participant's age is at least fifty-five
(55) and (ii) the Participant has completed at least ten (10) Years of Service; provided, however, that "Retirement" shall not include termination upon or following such date for Cause or as a result of death or Disability.

         "RETIREMENT PAYMENT METHOD" shall mean the manner in which a Participant's Account Balances are paid to the Participant upon Retirement in accordance with the Participant's election, such manner to be either (i) a lump sum payment or (ii) five (5), ten (10) or fifteen (15) Annual Installments.

         "SHORT-TERM PAYOUT" shall have the meaning set forth in Section 6.9 of
Article 6.

         "STOCK UNIT ACCOUNT" shall mean a memorandum account established on the books of the Company on behalf of a Participant, into which shall be credited a number of Stock Units pursuant to Section 4.1 of Article 4 and 5.3 of Article 5, in accordance with the Participant's Deferral Elections.

         "STOCK UNITS" shall mean units credited to a Participant's Stock Unit Account as Matching Stock Units or Basic Stock Units, with one Stock Unit having a value on a date equal to the Fair Market Value of one share of Common Stock on such date.

         "SURVIVOR PAYMENT METHOD" shall mean the manner in which a Participant's Account Balances are paid to the Beneficiary of the Participant upon the Participant's death prior to Retirement in accordance with the Participant's election, such manner to be either (i) a lump sum or (ii) five
(5), ten (10) or fifteen (15) Annual Installments.

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         "TERMINATION" shall mean termination of employment of a Participant, other than (i) for Cause or (ii) upon his or her Retirement or death.

         "TERMINATION PAYMENT METHOD" shall mean the manner in which a Participant's Account Balances are paid to the Participant upon Termination in accordance with the Participant's election, such manner to be either (i) a lump sum payment or (ii) two (2) or three (3) Annual Installments.

         "TRUST" shall mean the trust established pursuant to Article 11.

         "UNFORESEEABLE FINANCIAL EMERGENCY" shall mean an unanticipated emergency which is (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant (with "dependent" defined for purposes of the Plan as in Section 152(a) of the Code), (ii) a loss of the Participant's property due to casualty or (iii) such other extraordinary circumstances deemed to be an Unforeseeable Financial Emergency, in each case caused by an event beyond the control of the Participant and imposing severe financial hardship to the Participant.

         "VALUATION DATE" shall mean the last day of each calendar month; provided, however, that, if such date is not a business day, the Valuation Date shall be the immediately preceding business day; and provided, further, that, if there is a business day on which the Fair Market Value of the Common Stock or the fair value of any applicable Investment Choices cannot be readily determined, the Valuation Date as to the Common Stock or any such Investment Choice shall be the immediately preceding business day on which the applicable value or values can be readily determined.

         "YEAR OF SERVICE" shall mean each complete 365-day period during which an employee is an employee of any Employer, such period to commence on the employee's initial date of hire and each anniversary of his or her date of hire; provided, that the calculation of the Years of Service of an employee with breaks in service as a result of a Disability or a Leave of Absence shall be as determined by the Plan Administrator.

                               ARTICLE 3
             DEFERRAL ELECTIONS OF BASE SALARY AND INCENTIVE AWARDS

         3.1 DEFERRAL ELECTION. Each Eligible Employee may elect to have the payment of a specified percentage or specified dollar amount of Base Salary or one or more Incentive Awards deferred in each Plan Year pursuant to the Plan; provided, however, that the Plan Administrator shall establish minimum and maximum Deferral Amounts in respect of each Plan Year and may in its discretion establish other limits on Deferral Amounts as it deems appropriate. Each Deferral Election shall be timely made on a Deferral Election Form to be provided by the Plan Administrator and shall specify the Deferral Amount. Upon the acknowledgment of a Deferral Election Form by the Plan

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Administrator, such Eligible Employee shall become a Participant in the Plan for such Plan Year.

         3.2 TIMING OF DEFERRAL ELECTIONS. Deferral Elections in respect of Base Salary otherwise payable to Participants in a Plan Year shall be timely if made on or before December 15 of the preceding year. Deferral Elections in respect of Incentive Awards otherwise payable to Participants in a Plan Year shall be timely: (i) for awards pursuant to the Company's Annual Incentive Plan, if made on or before September 30 of the preceding year; and (ii) for awards pursuant to the Company's Sales Incentive Plan, if made at least six (6) months prior to the Allocation Date of such awards.

         3.3 CREDITING ELECTIONS. For the Plan Year beginning January 1, 2002 and for each Plan Year thereafter, each Participant shall, in advance of such Plan Year (at such times and in such a manner as the Plan Administrator shall require), elect the percentage of the Participant's Deferral Amount to be credited to a Stock Unit Account in such Plan Year and the percentage of the Participant's Deferral Amount to be credited to a Cash Account in such Plan Year (with a Participant who makes no such election being deemed to have elected 100% of the Participant's Deferral Amount to be credited to a Stock Unit Account).

         3.4 IRREVOCABILITY. Except as provided in Section 3.5 of this Article 3, a Deferral Election and a Crediting Election, once made, shall be irrevocable.

         3.5 CESSATION OF DEFERRAL ELECTIONS. The Deferral Election of a Participant shall be of no further force and effect (i) upon the Participant's death, (ii) in the discretion of the Plan Administrator, if a Participant is suffering from a Disability, (iii) in the discretion of the Plan Administrator, during a Participant's Leave of Absence; provided, however, that the Plan Administrator may permit the Deferral Election of a Participant who is on a paid Leave of Absence to remain in effect during the Leave of Absence, or (iv) upon withdrawal of a Participant from the Plan pursuant to Section 6.10 of Article 6.

         3.6 RETURN TO WORK FOLLOWING DISABILITY OR LEAVE OF ABSENCE. If a Participant returns to employment upon cessation of Disability, or following a Leave of Absence, in either case during which the Participant's Deferral Election was of no force and effect pursuant to Section 3.5 of this Article 3,
(i) the Plan Administrator may give effect to the Participant's unexpired Deferral Election and (ii) the Participant may, with the consent of the Plan Administrator, make Deferral Elections in respect of future Plan Years.

         3.7 INITIAL PLAN YEAR. The initial Plan Year of the Plan shall commence on January 1, 1998.

                                  ARTICLE 4
                          TREATMENT OF DEFERRAL AMOUNTS

         4.1 CREDITING OF MEMORANDUM ACCOUNTS. The Company shall establish on its books for each Participant in the Plan, as necessary, a Cash Account and a Stock Unit Account. On each Allocation Date, an amount of cash reflecting a Participant's Deferral Amount shall be credited (i) to the Participant's Cash Account, to the extent that the Participant has elected to invest in one or more Investment Choices and (ii) to the Participant's Stock Unit Account, in accordance with the terms and conditions of Article 5, to the extent that the Participant has elected to participate in the Management Stock Unit Purchase Program.

         4.2 INVESTMENT OF CASH ACCOUNTS. A Participant's Cash Account shall be deemed invested among the Investment Choices selected by the Participant on the Participant's Deferral Election Form (or such other form as may be prescribed by the Plan Administrator). Each Participant's Cash Account shall be adjusted as of each Valuation Date to reflect the performance of the Investment Choices, and, to the greatest extent practicable, the value of each Participant's Cash Account shall be determined as if Deferral Amounts were actually invested among the Investment Choices as directed by such Participant; provided, however, that the Company shall have no obligation actually to invest any Deferral Amounts or other assets in any Investment Choices.

         4.3 TRANSFER AMONG INVESTMENT CHOICES. A Participant may elect to change the allocation of his or her Cash Account among the Investment Choices not more frequently than quarterly by completing such form as may be prescribed by the Plan Administrator and submitting it to the Plan Administrator. Any such change in allocation will become effective on the first day of the next following calendar quarter.

         4.4 STOCK UNIT DIVIDEND EQUIVALENT RIGHTS. In the event of a dividend paid with respect to the Common Stock, whether in cash, Common Stock or other stock or property of the Company, credits (dividend equivalents) will be made to each Participant's Stock Unit Account as follows:

                  (i) in the case of a cash dividend, or a dividend of stock of the Company (other than Common Stock) or other property, additional credits will be made to the Stock Unit Account consisting of a number of Stock Units equal to the number determined by dividing (A) the cash amount of such dividend per share (or the fair market value, on the date of payment, of dividends paid in such stock or other property), multiplied by the aggregate number of Stock Units credited to such Stock Unit Account on the record date for the payment of such dividend by (B) the Fair Market Value of a share of Common Stock on the day prior to the date such dividend is payable to holders;

                  (ii) in the case of a dividend consisting of Common Stock, the Stock Unit Account will be credited with a number of Stock Units equal to the number of Stock Units in such account immediately prior to such dividend multiplied by the number of shares of Common Stock paid per share of Common Stock in such dividend;

                  (iii) in the case of a dividend consisting of shares of stock of any of the Company's subsidiaries, a new stock unit subaccount will be established and credited with a number of shares of stock of such subsidiary equal to the number of Stock Units in the Participant's Stock Unit Account immediately prior to such dividend multiplied by the number of shares of subsidiary stock issued per share of Common Stock in such dividend (with dividends thereafter accruing on such new subaccount solely in the form of cash in an amount equal to the value of dividends paid by the issuer of the stock to which the stock units relate); and

                  (iv) in the case of a Change in Capitalization not described in subsections (i), (ii) or (iii) of this Section 4.4, the Committee in good faith shall take such action as it deems necessary to preserve the economic value of the Stock Unit Account immediately prior to the Change in Capitalization. For purposes of this Section 4.4, "Change in Capitalization" shall mean any increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in such shares or exchange of such shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         After payment in respect of a Participant's Stock Unit Account commences, dividend equivalents will accrue on the unpaid balance of such Stock Unit Account in the same manner until all of the amounts credited to such Stock Unit Account have been paid.

         4.5 VESTING. A Participant shall be fully (100%) vested in the Account Balances of his or her Cash Account and Prior Account at all times. A Participant shall be vested in the Account Balance of his or her Stock Unit Account as provided in Section 5.4 of Article 5.

         4.6 REPORTS. Until a Participant's Account Balances shall have been paid in full, the Company will furnish to the Participant a report at least quarterly which shall set forth transactions in, and the status of, the Participant's Deferred Compensation Accounts.

         4.7 TREATMENT OF PRIOR ACCOUNTS. Prior Accounts shall be accounted for separately under the Plan. Prior Accounts may be allocated between the investment

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alternatives available under the Plan as of December 31, 1997 (unless the Plan
Administrator shall make available another investment alternative) but may not be allocated among the Investment Choices (unless such other investment alternative is also an Investment Choice) or to a Stock Unit Account. A Participant's Prior Account shall be paid to the Participant in accordance with
Article 6 of the Plan.

         4.8 TREATMENT OF ACCOUNT BALANCES RELATING TO PRIOR ACCOUNTS AND 1998 DEFERRAL AMOUNTS. On or prior to December 31, 2001, each Participant shall (on such forms and at such time or times as are required by the Plan Administrator) be permitted and required to allocate (i) the portion of the Participant's Account Balances relating to the Participant's Prior Account (if applicable) as between stock units and the other investment alternatives then available for Prior Accounts and (ii) the portion of the Participant's Account Balances relating to the Participant's 1998 Deferral Amount as between the Participant's Stock Unit Account and the Participant's Cash Account. The allocations provided in the immediately preceding sentence shall be irrevocable as of January 1, 2002 (with a Participant who makes no such election being deemed to have elected that the Participant's Account Balances remain allocated as in effect on December 31,
2001). Effective as of January 1, 2002, there shall be no further allocations
(i) of Prior Accounts between stock units and the other investment alternatives available from time to time for Prior Accounts or (ii) between Cash Accounts and Stock Unit Accounts.

                                 ARTICLE 5
                     MANAGEMENT STOCK UNIT PURCHASE PROGRAM

         5.1 PURPOSE. The purpose of the Management Stock Unit Purchase Program is to cause Participants in the Plan to defer compensation into Stock Units, thereby aligning the interests of senior management of the Company with the interests of the Company's stockholders.

         5.2 STOCK UNIT ACCOUNTS. A Stock Unit Account shall be maintained as necessary for each Participant. On each Allocation Date, an amount of cash shall be credited to a Participant's Stock Unit Account which shall reflect the portion of the Participant's Deferral Amount not credited to the Participant's Cash Account pursuant to Section 4.1 of Article 4.

         5.3 CONVERSION TO STOCK UNITS. Credits to a Participant's Stock Unit Account on an Allocation Date shall be converted into a number of Stock Units equal to the amount of the credit to the Stock Unit Account on such Allocation Date divided by the Fair Market Value of a share of Common Stock on such Allocation Date, but, if applicable, taking into account the Discount. Upon and following such conversion, such Stock Units shall be allocated to the Stock Unit Account in lieu of such credit.

         5.4 VESTING IN STOCK UNITS. Stock Units which are equal to the credit to the Stock Unit Account on an Allocation Date divided by the Fair Market Value of a share of Common Stock on such Allocation Date shall be deemed "Basic Stock Units." The remaining Stock Units following the conversion of the credit into Stock Units on such Allocation Date shall be deemed "Matching Stock Units." Each Participant shall at all times be fully (100%) vested in the Basic Stock Units allocated to his or her Stock Unit Account. Except as provided in Section 5.5 of this Article 5, each Participant shall vest in the Matching Stock Units allocated to his or her Stock Unit Account immediately following the last day of the second Plan Year following the Plan Year in which such Stock Units were allocated.

         5.5 FORFEITURE AND ACCELERATED VESTING OF MATCHING STOCK UNITS. If, prior to a Change in Control, a Participant ceases to be an employee of an Employer for any reason other than death, Disability or Retirement, all unvested Matching Stock Units credited to the Participant's Stock Unit Account shall be immediately forfeited. Upon (i) the death of a Participant, (ii) termination of employment by reason of Disability or Retirement or (iii) a Change in Control, all unvested Matching Stock Units credited to the Participant's Stock Unit Account shall immediately vest. If a Participant shall remain a Participant following a Change in Control or become a Participant following cessation of a Disability, Stock Units thereafter allocated to the Participant's Stock Unit Account shall be subject to the terms and conditions of the Plan as if no such Change in Control or Disability (as the case may be) had occurred.

         5.6 DIVIDEND EQUIVALENT RIGHTS. Dividend equivalents credited pursuant to Section 4.4 of Article 4 shall be subject to the vesting and forfeiture provisions of Sections 5.4 and 5.5 of this Article 5 in accordance with the Stock Units to which such dividend equivalents relate.

         5.7 CONTINUATION OF DISCOUNTED STOCK UNIT PURCHASE. Upon oral or written notice to Participants, the Plan Administrator may prospectively alter the Discount (including but not limited to ceasing to make the Discount available).

                                  ARTICLE 6
                           PAYMENT OF ACCOUNT BALANCES

         6.1 FORM OF PAYMENT. This Article 6 shall govern the payment of a Participant's Account Balances.

             (a) PAYMENT TO BE MADE IN CASH. Any payment required to be paid from (i) a Participant's Cash Account and (ii) the cash portion of a Participant's Prior Account shall be in cash, or, at the election of the Participant, in Common Stock. A Participant's election pursuant to this Section 6.1(a) shall be honored by the Plan Administrator in its discretion.

             (b) PAYMENT TO BE MADE IN COMMON STOCK. Any payment required to be paid from (i) a Participant's Stock Unit Account and (ii) from the stock unit portion of a Participant's Prior Account shall be in Common Stock.

         6.2 PAYMENT METHOD ELECTIONS

             (a) PAYMENT OF ACCOUNT BALANCES IN ACCORDANCE WITH PAYMENT METHODS. Except as provided in the exceptions set forth in Sections 6.3 through 6.8 of this Article 6, a Participant's Account Balances shall be paid in accordance with the Payment Methods selected by him or her.

             (b) INITIAL PAYMENT METHOD ELECTIONS. Each Eligible Employee shall select Payment Methods upon completion of his or her initial Deferral Election Form. If a Participant fails to select one or more Payment Methods, he or she will be deemed to have selected a lump sum in respect of such Payment Methods; provided, however, that, if a Participant has not selected a Change in Control Payment Method, the Participant's Retirement Payment Method, Survivor Payment Method and Termination Payment Method will remain in effect following a Change in Control.

             (c) CHANGE IN PAYMENT METHOD. A Participant may change one or more of his or her Payment Methods by completing such form as may be prescribed by the Plan Administrator; provided, however, that such change shall be effective only if made by the Participant and acknowledged by the Plan Administrator: (i) if the change relates to the Change in Control Payment Method, at least one (1) year prior to the date of a Change in Control, (ii) if the change relates to the Retirement Payment Method or Termination Payment Method, at least two (2) years prior to the date of Termination or Retirement (whichever is applicable) and
(iii) if the change relates to the Survivor Payment Method, immediately.

             (d) PRIOR ACCOUNTS. Prior Accounts shall be paid to a Participant in accordance with the Payment Methods selected by the Participant pursuant to Sections 6.2(b) and 6.2(c) of this Article 6 (or, if the Participant has failed to select one or more Payment Methods, in a lump sum).

         6.3 EXCEPTION TO TERMINATION PAYMENT METHOD. Notwithstanding a Participant's selection of a Termination Payment Method, a Participant's Account Balances shall be paid in a lump sum if (i) the Participant's Account Balances on the Valuation Date next following his or her Termination of employment equal less than twenty-five thousand dollars ($25,000) or (ii) the Participant ceases to be an employee of an Employer by reason of termination for Cause. If a Participant's Account Balances on the Valuation Date next following his or her Termination of employment equal twenty-five thousand dollars ($25,000) or greater, the Account Balances shall be paid in accordance with the Participant's Termination Payment Method.

         6.4 EXCEPTION FOR DISABILITY OF PARTICIPANT. If a Participant is determined by the Plan Administrator to be suffering from a Disability, the Plan Administrator may deem such Participant to have effected a Termination of employment; provided, however, that if a Participant is eligible for Retirement on the date he or she would have been deemed to have effected a Termination, the Plan Administrator, with the consent of the Participant, may deem the Participant to have effected his or her Retirement.

         6.5 EXCEPTION FOR DEATH OF PARTICIPANT

             (a) PRIOR TO RETIREMENT. Notwithstanding a Participant's selection of a Survivor Payment Method, if a Participant's Account Balances on the Valuation Date next following his or her death prior to Retirement equal less than twenty-five thousand dollars ($25,000), the Account Balances shall be paid to the Participant's Beneficiary in a lump sum. If a Participant's Account Balances on such Valuation Date equal twenty-five thousand dollars ($25,000) or greater, the Account Balances shall be paid to the Participant's Beneficiary in accordance with the Participant's Survivor Payment Method.

             (b) FOLLOWING RETIREMENT. If a Participant's Account Balances on the Valuation Date next following his or her death following Retirement equal less than twenty-five thousand dollars ($25,000), the Account Balances shall be paid to the Participant's Beneficiary in a lump sum. If a Participant's Account Balances on such Valuation Date equal twenty-five thousand dollars ($25,000) or greater, the Account Balances shall be paid to the Participant's Beneficiary in accordance with the Retirement Payment Method in effect in respect of the Participant on the date of his or her death; provided, however, that the Beneficiary may request that the Plan Administrator pay the Participant's Account Balances in a lump sum without giving effect to Section 6.10 of this
Article 6, which request shall be honored by the Plan Administrator in its discretion in whole or in part or upon such terms and conditions as the Plan administrator in good faith deems appropriate.

         6.6 EXCEPTION FOR UNFORESEEABLE FINANCIAL EMERGENCY. If a Participant (or, after a Participant's death, his or her Beneficiary) experiences an Unforeseeable Financial Emergency, the Participant or Beneficiary may request that the Plan Administrator (i) suspend his or her Deferral Election and (ii) distribute a partial or full lump sum payment from the Participant's Account Balances. The payment shall not exceed the amount reasonably needed to satisfy the Unforeseeable Financial Emergency (and may include an amount equal to any income taxes and other taxes payable by the Participant or Beneficiary upon receipt of the amount to be distributed). The request shall be honored by the Plan Administrator in its discretion. The lump sum payment shall be paid promptly after the first Valuation Date after approval of the request.

         6.7 EXCEPTION FOR SECTION 162(m) OF THE CODE. If, prior to a Change in Control, the Plan Administrator determines that any payment under the Plan to a

Participant may not be deductible by the Company under Section 162(m) of the Code, the Plan Administrator may, to the extent necessary to preserve such deduction, defer any such payment otherwise payable until the earlier of (i) the earliest date that such payment is deductible under Section 162(m) or (ii) a Change in Control. This Section 6.7 shall be of no force and effect upon and following a Change in Control.

         6.8 EXCEPTION FOR SECTION 16 OF THE EXCHANGE ACT. Notwithstanding any other provision of the Plan, no payment shall be made pursuant to the Plan if such payment would subject a Participant to liability under Section 16 of the Exchange Act, and any such payment shall be delayed until the first date on which such payment may be made without subjecting the Participant to such liability.

         6.9 SHORT-TERM PAYOUT. In making his or her Deferral Election, a Participant may irrevocably elect to receive a "Short-Term Payout" of the Deferral Amount in respect of the Plan Year for which such Deferral Election is made. The Short-Term Payout shall be a lump sum payment in an amount equal to such Deferral Amount plus or minus gains or losses to such Deferral Amount, to be paid to such Participant before March 1 of a Plan Year selected by the Participant; provided, however, that at least two (2) complete Plan Years must elapse between the Plan Year in which the Deferral Amount is deferred and the Plan Year in which the Short-Term Payout is to occur. If, after a Participant elects to receive a Short-Term Payout but before the Short-Term Payout occurs, the Participant becomes entitled to payment of his or her Account Balances (in whole or in part), such Short-Term Payout shall be of no force and effect to the extent inconsistent with such other payment.

         6.10 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect to withdraw from the Plan at any time. A Participant or Beneficiary shall make such election in writing delivered to the Plan Administrator on such form as the Plan Administrator may prescribe. Upon the making of such an election, any unvested Matching Stock Units credited to the Participant's Stock Unit Account shall be immediately forfeited, and the Participant's Account Balances shall thereafter be reduced by an additional ten percent (10%). Payment of a Participant's Account Balances shall be in a lump sum to be paid as soon as practicable following the election. Upon payment of his or her Account Balances pursuant to this Section 6.10, a Participant's participation in the Plan shall terminate and the Participant shall be ineligible to participate in the Plan in the future.

         6.11 EFFECT OF SECTION 280G OF THE CODE. If a Participant is a party to an agreement or a participant in a plan (other than this Plan) that contains a provision which addresses the treatment of "excess parachute payments" (as defined in Section 280G(b)(1) of the Code), the treatment of excess parachute payments set forth in such agreement or plan shall be applicable to any payments to be made to him or her pursuant to the Plan. If a Participant is not a party to such an agreement and is not a participant in such a plan, and if any payment under the Plan to a participant would constitute an excess parachute payment, then such payment shall be reduced (but not below zero) to such extent; provided, however, that such Participant may, by notice given to the Plan Administrator, elect to reduce payments due him or her under other plans, arrangements or agreements of the Company in lieu of the reduction of one or more payments under the Plan. Any such notice given by a Participant shall take precedence over the provisions of any other plan, arrangement or agreement governing the Participant's rights and entitlements to any benefits or compensation.

         6.12 TIMING OF PAYMENTS

             (a) TIMING OF LUMP SUM PAYMENTS. Except as provided in Sections 6.6 and 6.10 of this Article 6, prior to a Change in Control, any lump sum payment required to be paid pursuant to the Plan shall be paid by March 1 of the Plan Year following the Plan Year in which occurs the event giving rise to such payment. Upon and following a Change in Control, any lump sum payment required to be paid pursuant to the Plan shall be paid within ten (10) business days following the first Valuation Date following the occurrence of the event giving rise to such payment.

             (b) TIMING OF ANNUAL INSTALLMENTS. A Participant's initial Annual Installment shall be paid by March 1 of the Plan Year following the Plan Year in which occurs the event giving rise to such Annual Installment. Subsequent Annual Installments required to be paid under the Plan shall be paid as promptly as practicable after the end of each subsequent Plan Year until all Annual Installments have been paid.

         6.13 VALUATION OF ACCOUNT BALANCES

             (a) CASH ACCOUNTS. The valuation of any payment to be made from a Cash Account shall be determined as of the Valuation Date immediately preceding the date of such payment.

             (b) STOCK UNIT ACCOUNTS. The valuation of any payment to be made from a Stock Unit Account or the stock unit portion of a Prior Account shall be based on the Fair Market Value of a share of Common Stock on the Valuation Date immediately preceding the date of such payment.

         6.14 PRORATION OF PAYMENTS. To the extent that a Participant has two or more Account Balances at the time a payment is due from such Account Balances, any payment due such Participant (or such Participant's Beneficiary) shall be paid pro rata from each Account Balance.

                                   ARTICLE 7
                                 ADMINISTRATION

         7.1 PLAN ADMINISTRATOR. Except as may be delegated pursuant to Section
7.2 of this Article 7 and except as provided in Section 7.7 of this Article 7, the Committee shall be the Plan Administrator.

         7.2 DELEGATION TO MANAGEMENT COMMITTEE AND CHIEF EXECUTIVE OFFICER. The Plan Administrator may delegate one or more of its functions to a committee composed of three or more senior executives of the Company; provided, however, that the Plan Administrator may not delegate (i) the selection of Eligible Employees, (ii) the selection of Investment Choices, (iii) the approval of the Deferral Elections of any officer who is subject to Section 16 of the Exchange Act or (iv) any other function required by law to be performed by the Committee. The Plan Administrator may also delegate to the Corporation's Chief Executive Officer, or his designee, any necessary approval of distributions of Common Stock pursuant to the Plan (other than with respect to any officer who is subject to Section 16 of the Exchange Act). Upon any such appointment and delegation, such committee or person shall become the Plan Administrator to the extent of such delegation.

         7.3 GENERAL POWERS AND RESPONSIBILITIES OF PLAN ADMINISTRATOR. The Plan Administrator shall have full authority to construe and interpret the terms and provisions of the Plan, and to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts as it shall, from time to time, deem advisable, and otherwise to supervise the administration of the Plan. The Plan Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any Deferral Election hereunder, in the manner and to the extent it shall deem necessary to effectuate the Plan. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Plan Administrator in connection with the Plan shall be in the sole and absolute discretion of the Plan Administrator and shall be final, binding and conclusive on all persons (including, but not limited to, the Company, employees of the Company and the Employers, Participants and their respective Beneficiaries, heirs, executors, administrators, successors and assigns). A Participant who is a member of a committee that is the Plan Administrator or a person to whom the Plan Administrator has delegated responsibility pursuant to Section 7.2 of this
Article 7 shall not participate in any decision involving a request made by him or her or relating in any way to his or her rights, duties, and obligations as a Participant (unless such decision relates to all Participants generally and in a similar manner).

         7.4 ACTION OF PLAN ADMINISTRATOR. Action taken by the Plan Administrator shall be taken by a vote of the majority of its members present at a meeting at which a quorum is present or signed by a majority of its members in writing without a meeting.

         7.5 LIABILITY. No member of the Board, nor the Plan Administrator nor any employee or agent of the Company, shall be liable for any act or action hereunder, whether of omission or commission, by any person to whom duties in connection with the administration of the Plan have been delegated except in respect of the prudent appointment and periodic monitoring of such person. Except in circumstances involving bad faith, gross negligence, willful misconduct or fraud, no person who is a member of the Board, the Plan Administrator or any employee or agent of the Company shall be liable for anything done or omitted to be done by him or her. The Company or the Plan Administrator may consult with legal counsel, who may be counsel for the Company or other legal counsel with respect to obligations or duties hereunder or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel except in respect of the prudent selection of such counsel.

         7.6 INDEMNIFICATION OF PLAN ADMINISTRATOR. The Company hereby indemnifies the Plan Administrator and each employee to whom responsibilities are delegated under the Plan against any and all liabilities and expenses, including attorney's fees, actually and reasonably incurred by them in connection with any threatened, pending or completed legal action or judicial or administrative proceeding to which they may be a party, or may be threatened to be made a party, by reason of being a member of a committee which is the Plan Administrator or due to a delegation of responsibilities, except with regard to any matters (i) as to which they shall be adjudged to have failed to act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (ii) with respect to any action finally adjudged to be a crime, had reasonable cause to believe their conduct was unlawful.

         7.7 ADMINISTRATION UPON CHANGE IN CONTROL. Upon and following a Change in Control, the Plan Administrator shall be one or more persons selected by the individual who, immediately prior to the Change in Control was the Company's chief executive officer; provided, however, that if no such Plan Administrator has been appointed or accepted such appointment within ninety (90) days following such Change in Control, the Plan Administrator shall remain as in effect prior to such Change in Control. The Company's chief executive officer may appoint himself or herself as Plan Administrator pursuant to this Section 7.7.

         7.8 EMPLOYER INFORMATION. To enable the Plan Administrator to perform its functions under the Plan, each Employer shall supply full and timely information to the Plan Administrator regarding all matters relating to the compensation of Participants, the date and circumstances of the Retirement, Disability, death and Termination of Participants, and such other pertinent information as the Plan Administrator may reasonably require.

                                    ARTICLE 8
                             BENEFICIARY DESIGNATION

         8.1 BENEFICIARY. Each Participant shall designate upon such form as may be prescribed by the Plan Administrator one or more primary Beneficiaries and one or more contingent Beneficiaries to receive such Participant's Account Balances upon his or her death.

         8.2 CHANGE OF BENEFICIARY; SPOUSAL CONSENT. A Participant shall have the right to change his or her Beneficiaries upon such form as may be prescribed by the Plan Administrator. If the Participant names a primary Beneficiary other than his or her spouse, a spousal consent, in the form designated by the Plan Administrator, must be signed by the Participant's spouse and returned to the Plan Administrator.

         8.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until actually received and acknowledged in writing by the Plan Administrator. Upon such receipt and acknowledgment, all prior Beneficiary designations of a Participant shall be of no further force and effect. The Plan Administrator shall be entitled to rely on the most recent Beneficiary designation in effect prior to a Participant's death.

         8.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in this Article 8, or if all designated Beneficiaries who are natural persons shall have predeceased the Participant or die prior to complete distribution of the Participant's Account Balances, such Participant's Account Balances shall be paid to his or her surviving spouse or, if the Participant has no surviving spouse, to the Participant's estate.

         8.5 DOUBT AS TO BENEFICIARY. If the Plan Administrator is in doubt as to a Participant's Beneficiary, the Plan Administrator may withhold payments under the Plan until the Plan Administrator has resolved its doubts to its satisfaction.

                                  ARTICLE 9
                      AMENDMENT AND TERMINATION OF THE PLAN

         9.1 TERMINATION OF THE PLAN

         (a) BY THE COMPANY. Subject to Section 9.1(c) of this Article 9, the Company may terminate the Plan in whole or in part (including with respect to the participation of the employees of any Employer) at any time and for any reason without prior notice to or consent of any Participant.

         (b) BY THE EMPLOYERS. Subject to Section 9.1(c) of this Article 9, each Employer may terminate the Plan at any time with respect to any or all Participants who are employees of such Employer.

         (c) PAYMENT OF ACCOUNT BALANCES FOLLOWING PLAN TERMINATION. Upon the termination of the Plan prior to a Change in Control, Participants shall receive their Account Balances in a lump sum or in five (5), ten (10) or fifteen (15) Annual Installments (at the discretion of the Plan Administrator); provided, however, that if a Participant is receiving Annual Installments upon termination of the Plan pursuant to the election of a Payment Method, such Annual Installments shall continue following termination of the Plan. Upon termination of the Plan upon or following a Change in Control, Participants shall receive their Account Balances in a lump sum promptly following the Valuation Date next following the date of such termination. Termination of the Plan shall not adversely affect the Account Balances of any Participant or Beneficiary; provided, however, that neither lump sum payment of Account Balances nor a reduced number of Annual Installments upon termination of the Plan shall be deemed such an adverse effect.

         9.2 AMENDMENT OF THE PLAN

         (a) BY THE COMPANY. Subject to Section 9.2(c) of this Article 9, the Company may amend or modify the Plan in whole or in part at any time and for any reason without prior notice to or consent of any Participant or Beneficiary; provided, however, that, unless a Participant or Beneficiary who would be affected by such amendment shall have consented thereto, the Plan may not be amended (i) at the request of a third party who has indicated an intention or taken steps to effect a Change in Control and who effectuates a Change in Control, (ii) within six (6) months prior to, or otherwise in connection with, or in anticipation of, a Change in Control which has been threatened or proposed and which actually occurs, or (iii) upon or following a Change in Control.

         (b) BY THE PLAN ADMINISTRATOR. Subject to Section 9.2(c) of this
Article 9, prior to a Change in Control, the Plan Administrator may in good faith amend or modify the Plan to effectuate its intent or to resolve any discrepancy among the provisions of the Plan or between the Plan and other documents describing the Plan; provided, however, that no such amendment may materially increase the cost of the Plan to the Company or any Employer.

         (c) EFFECT OF AMENDMENT. No amendment or modification of the Plan shall reduce a Participant's Account Balances as of the date of such amendment or modification.

         9.3 EFFECT OF PAYMENT. The full payment of a Participant's Account Balances shall completely discharge all obligations to a Participant and his or her Beneficiaries under the Plan.

                                    ARTICLE 10
                                CLAIMS PROCEDURES

         10.1 PRESENTATION OF CLAIM. Any Participant, Beneficiary or other person (each such person, a "Claimant") may deliver to the Plan Administrator a written claim for payment from the Plan. All claims must be made within one hundred eighty (180) days following the date of the occurrence of the event giving rise to the claim; provided, however, that, if a claim relates to a notice given by the Company, such claim must be made within sixty (60) days following receipt of such notice by the Claimant. The claim must state with particularity the determination desired by the Claimant.

         10.2 NOTIFICATION OF DECISION. The Plan Administrator shall consider a Claimant's claim, and shall notify the Claimant in writing of its determination within a reasonable time. Such notice shall set forth (i) one or more reasons for the grant or denial of the claim or any part of it; (ii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and
(iii) an explanation of the claim review procedure set forth in Section 10.3 of this Article 10.

         10.3 REVIEW OF A DENIED CLAIM. Within sixty (60) days after receiving a notice from the Plan Administrator that a claim has been denied in whole or in part, a Claimant (or such Claimant's duly authorized representative) may file with the Plan Administrator a written request for a review of the denial of the claim. During such sixty-day period, the Claimant (or the Claimant's duly authorized representative) (i) may review pertinent documents, (ii) may submit written comments or other documents to the Plan Administrator and (iii) may request a hearing.

         10.4 DECISION ON REVIEW. The Plan Administrator shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Plan Administrator's decision must be rendered within one hundred twenty (120) days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain (i) specific reasons for the decision, (ii) specific reference(s) to the pertinent Plan provisions upon which the decision was based, and (iii) such other matters as the Plan Administrator may deem relevant.

         10.5 LEGAL ACTION. In making a Deferral Election under the Plan, each Participant shall be deemed to have agreed that compliance with the provisions of this Article 10 is a mandatory prerequisite to commencement of any legal action with respect to any claim for payment under the Plan.

                                    ARTICLE 11
                                     FUNDING

         11.1 ESTABLISHMENT OF THE TRUST. The Company shall establish a Trust in connection with the Plan, and each Employer may, from time to time and in its sole discretion, transfer to the Trust assets with respect to Participants who are employees of such Employer. The Plan Administrator may, in its discretion, establish subaccounts into which assets allocable to the participation of employees of an Employer shall be deposited.

         11.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive payment of his or her Account Balances. The provisions of the Trust shall govern the rights of the Trustee, the Company, the Employers, Participants and the creditors of the Company or the Employers to the assets held in the Trust.

         11.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under the Plan.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Section 401(a) of the Code and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Plan shall be administered and interpreted in a manner consistent with that intent.

         12.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company. For purposes of the payment of benefits under the Plan, any and all of the Company's assets shall be, and remain, the general, unpledged unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

         12.3 ASSETS. This Plan, and the crediting of Deferral Amounts to Cash Accounts, Stock Unit Accounts and Prior Accounts hereunder, shall not constitute a trust and shall be an unsecured contractual obligation of the Company to the Participants. The obligations of the Company hereunder to any Participant on any date shall be limited to his or her Account Balances as of the most recent preceding Valuation Date.

         12.4 COMPANY LIABILITY. The Company's liability for the payment of benefits under the Plan shall be defined only by the Plan. The Company shall have no obligation to a Participant under the Plan except as expressly provided herein.

         12.5 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, any amount payable under the Plan. All amounts payable under the Plan, and all rights to such amounts, are expressly declared to be unassignable and non-transferable. Except as provided in Section 12.16 of this Article 12, no part of a Participant's Account Balances shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

         12.6 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of the Plan shall not be deemed to establish, constitute or be evidence of a contract of employment between any Employer and any Participant. Nothing in the Plan shall be deemed to confer upon a Participant the right to be retained in the service of any Employer, or in any way to restrict the right of any Employer to discipline or discharge a Participant at any time.

         12.7 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Plan Administrator by furnishing any and all information requested by the Plan Administrator and will take such other action as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

         12.8 TERMS. Unless the context shall plainly require otherwise, (i) use of the masculine herein shall be deemed to include the feminine (and vice versa), (ii) use of the singular shall be deemed to include the plural (and vice versa) and (iii) use of the conjunctive shall be deemed to include the disjunctive (and vice versa).

         12.9 CAPTIONS. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         12.10 GOVERNING LAW. The provisions of the Plan shall be construed and interpreted according to the internal laws of the State of Delaware without regard to its conflicts of laws principles, except to the extent governed by ERISA.

         12.11 NOTICE. Any notice or filing required or permitted to be given to the Company or the Plan Administrator shall be sufficient if in writing and sent to the following address by (i) hand, (ii) registered or certified mail or (iii) facsimile:

                   The Dial Corporation
                   Attention: Vice President, Human Resources
                   15501 North Dial Boulevard
                   Scottsdale, AZ  85260
                   (Fax:  480-754-1098)

Such notice shall be deemed given as of the date of receipt by the Company or the Plan Administrator (whichever may apply). The person sending such notice or filing shall produce satisfactory evidence of receipt by the Company upon the request of the Plan Administrator, and, if such person fails to produce such evidence of receipt, the Plan Administrator may give effect to such notice or filing as it deems appropriate.

Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by first-class mail, to the last known address of the Participant.

         12.12 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The provisions of the Plan shall bind and inure to Participants and, upon the death of a Participant, his or her Beneficiaries or estate (whichever may apply).

         12.13 SPOUSE'S INTEREST. The interest in the Plan of a spouse of a Participant who is not a Beneficiary shall be subject to the terms and conditions of Article 8. Without limiting the generality of the foregoing, the spouse of a Participant shall have no interest in the Plan if such spouse shall predecease such Participant.

         12.14 REFORMATION AND SEVERABILITY. In the event that any provision of the Plan shall be held illegal, invalid or unenforceable for any reason, the provision shall be reformed to the extent necessary such that the provision, as reformed, is legal, valid and enforceable. If a provision of the Plan shall be held illegal, invalid or enforceable and such reformation is not possible, such provision shall be ineffective to the extent of such illegality, invalidity or unenforceability without rendering illegal, invalid or unenforceable the remaining provisions of the Plan.

         12.15 INCOMPETENCE. If the Plan Administrator determines that a benefit under the Plan is to be paid to a minor, a person declared incompetent or a person adjudged legally incapable of handling the disposition of his or her property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or other person having the care and custody of such minor or such incompetent or incapable person. The Plan Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of such benefit. Any payment of a benefit shall be a payment for the account of the Participant or the

Participant's Beneficiary, as the case may be, and shall effect a complete discharge of any liability under the Plan for such payment.

         12.16 COURT ORDER. The Plan Administrator is authorized to make any payments directed by court order in any action in which the Plan, the Company or the Plan Administrator has been named as a party. Without limiting the generality of the foregoing, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's Account Balances under the Plan in connection with a property settlement or otherwise, the Plan Administrator, in its sole discretion, shall have the right, notwithstanding any election by a Participant of a Payment Method, immediately to distribute the interest of such spouse or former spouse in the Participant's Account Balances under the Plan to such spouse or former spouse.

         12.17 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's Account Balances becomes taxable to the Participant prior to receipt, a Participant may request that the Plan Administrator distribute that portion of his or her Account Balances that has become taxable. The granting of such a request shall not be unreasonably withheld. If the request is granted, the distribution for such tax liability shall be paid within ninety (90) days of the date the request is granted.

         12.18 TAXES

         (a) UPON DEFERRAL. For each Plan Year in respect of which a Participant makes a Deferral Election, the Company shall withhold (from amounts other than Deferral Amounts) an amount equal to the employment taxes on the Deferral Amounts required to be so withheld.

         (b) UPON VESTING. For each Plan Year in which Matching Stock Units vest in accordance with the terms of the Plan, the Company shall withhold (from amounts other than Deferral Amounts) an amount equal to the employment taxes on the vested Matching Stock Units required to be so withheld.

         (c) UPON DISTRIBUTION. When Account Balances are distributed to Participants, the Company shall withhold from such distributions any taxes required by federal, state or local law to be so withheld by any Employer.

         12.19 INSURANCE. The Company, on its own behalf or on behalf of the Trust, in its sole discretion may apply for and procure insurance policies on the life of Participants, in such amounts and in such forms as the Trustee may select. The Trust shall be the sole owner and beneficiary of any such policies. The Participant shall have no interest in any such policies.

         12.20 MAXIMUM NUMBER OF SHARES OF COMMON STOCK AUTHORIZED. Notwithstanding any other provision of this Plan, no more than 5,000,000 shares of

Common Stock may be issued in the aggregate to Participants under the Plan; and provided, that the number of shares of Common Stock which may be so issued under the Plan shall be further reduced by the number of shares of Common Stock authorized for issuance under other plans of the Company (excluding from such reduction, however, the number of shares of Common Stock authorized for issuance under other plans of the Company for which shareholder approval is not required pursuant to subsections (1)-(3) of New York Stock Exchange Rule 312.03(a)).

         12.21 LITIGATION TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. Upon or following a Change in Control, litigation in respect of the rights of Participants and Beneficiaries under the Plan may be commenced as provided in The Dial Corporation Benefits Protection Trust.

         12.22 EFFECT OF THE PLAN. The terms and conditions of the Plan shall supersede the terms and conditions of The Dial Corporation Deferred Compensation Plan.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized representative effective as of this 31st day of August, 2001.

                                           THE DIAL CORPORATION



                                           /s/ Bernhard J. Welle
                                           ---------------------------------
                                           By: Bernhard J. Welle
                                           Its: Executive Vice President -
                                                Shared Services

                                   APPENDIX A
                        DEFINITION OF "CHANGE IN CONTROL"

         A "Change in Control" shall mean the occurrence, while the Plan is in effect, of any of the following:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in
Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) below; or

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding voting shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

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